                                       *Certain confidential material contained
                                        in this document has been omitted and
                                        filed separately with the Securities and Exchange Commission pursuant to
                                        Rule 24b-2 of the Exchange Act of 1934,
                                        as amended.

                                  EXHIBIT 10.33




                          SALE OF RIGHTS UNDER SOFTWARE
                      DEVELOPMENT AND ACQUISITION AGREEMENT

          The parties to this agreement (the "Agreement") are Adobe Systems Incorporated, a California corporation having a place of business at 1585 Charleston Road, Mountain View, California 94039-7900 and its subsidiaries ("Adobe"), and Thomas Knoll, a resident of Ann Arbor, Michigan ("Knoll") and John Knoll, a resident of San Rafael, California. Knoll and John Knoll shall together be referred to as the "Developers."

                                    RECITALS:

          A. The parties to this Agreement are parties to a Software Development and Acquisition Agreement effective as of April 18, 1989 and as amended by three amendments (the "1989 Agreement").

          B. Pursuant to the 1989 Agreement, Knoll and John Knoll assigned to Adobe all of their rights in a certain software program referred to as the "Work" (as defined in the 1989 Agreement.)

          C.   Knoll is the inventor of the Work.

          D. Pursuant to the 1989 Agreement, a patentable invention that had been actually reduced to practice within the meaning of the U.S. patent laws, 35 U.S.C. Section 102(g), and was also considered a trade secret, was assigned to Adobe.

          E. A U.S. Patent was issued to Knoll, Patent No. 5,146,346, and such Patent was assigned to Adobe.

          F. The Developers also agreed to assign to Adobe any patent or patents they might obtain for any existing and future versions, derivations, modifications, and enhancements of the Work developed by the Developers or by or for Adobe, whether in the U.S. or abroad.

          G.   Pursuant to the 1989 Agreement, the Developers have been paid
certain [                     *                                            ]
[                                  *                                       ]

          H.   The parties now wish to further amend the 1989 Agreement to
provide for a [         *          ] and to make other revisions to reflect
their current business relationship.

          THEREFORE, for valuable consideration, the parties agree as follows:

                                   AGREEMENT:

          1. DEFINITIONS. Capitalized terms used in this Agreement have the same definitions set forth in the 1989 Agreement.

          2. PROJECT ASSIGNMENT. Section 3.2 of the 1989 Agreement is deleted.

          3. DEVELOPMENT OBLIGATIONS. Paragraph 3.4(b) and 3.4(c) of the 1989 Agreement are deleted and the Developers have no outstanding obligations under those provisions Paragraph 3.4(d) is renumbered paragraph 3.4(b).


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

          4.   ROYALTIES.  Adobe shall [                   *                   ]
the Developers [       *      ] for copies of the Work accrued during or payable
with respect to Adobe's fourth fiscal quarter of 1994 or any subsequent period.
Section 4 of the 1989 Agreement ("Payments"), and all subsections thereof (4.1-4.6) are deleted in their entirety and replaced by the following:

          "4.  PAYMENTS.

          4.1 INSTALLMENT PAYMENTS. Adobe shall pay the Developers the following payments on the date specified:


               Payment Date             Knoll               John Knoll
               ------------         ------------          --------------
               [     *    ]         [     *    ]          [      *     ]

          5. FUTURE PRODUCTS. Section 6 of the 1989 Agreement ("Future Products"), including all subsections thereof (6.1-6.5), is deleted in its entirety.

          6. INFRINGEMENT INDEMNITY. Section 8 of the 1989 Agreement ("Infringement Indemnity"), including all subsections thereof (8.1 and 8.2), is deleted in its entirety and replaced with the following:

          "8.1 INDEMNITY. Adobe agrees to defend and otherwise hold the Developers harmless from and against any claims by third parties pertaining to the infringement of the Work or any version thereof of any third party's intellectual property rights, provided that:

                    (a)  Adobe is notified immediately in


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

          writing of any notice of threatened claim of actual suit; and

                    (b) Adobe is given the sole control of, and the Developers' full cooperation (at Adobe's expense) in, the investigation, preparation, defense and settlement of such claim or suit; and

                    (c) Adobe shall not be responsible for any compromise made without its consent.

          8.2 EXCEPTION. Notwithstanding the foregoing, Adobe will have no liability to Developers under this Section 7 if any alleged infringement or claim thereof is based on a Developer's knowing, willful misappropriation of a third party's intellectual property."

          7. TERM AND TERMINATION. Section 12 of the 1989 Agreement ("Term and Termination"), including all subsections thereof (12.1-12.4), is deleted in its entirety and replaced with the following:

               "12.1  TERM AND TERMINATION.  This Agreement will be effective
          from the effective date, and shall terminate on [       *       .]

               12.2 SURVIVAL OF OBLIGATIONS UPON TERMINATION. Section 8, including all subsections thereof (8.1-8.2), Section 7, Section 2.2 and Section 10 and Section 11, including all subsections thereof


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

          (11.1-11.2) shall survive any termination of the Agreement."

          8. GOVERNING LAW; MODIFICATIONS. Section 13.3 of the 1989 Agreement shall be deleted in its entirety and replaced with the following:

               "13.3     GOVERNING LAW; MODIFICATION.  This Agreement (a) shall
be governed by and construed in accordance with the laws of the State of Michigan, without giving effect to principles of conflict of laws, and (b) may be modified or amended only by a written agreement executed by an authorized representative of Adobe and the Developers."

          9. CONFIDENTIALITY OF AGREEMENT AND AMENDMENTS. The following section shall be added to the 1989 Agreement after Section 13.12:

               "13.13 CONFIDENTIALITY OF AGREEMENT AND AMENDMENTS. The terms, but not the existence, of this Agreement, and all amendments thereto, shall be maintained in confidence by the parties, and may not be disclosed to any third party except (a) to the attorneys and accountants of the parties and (b) by Adobe as required to comply with the securities and other laws of the United States and other jurisdictions."

          10. EXECUTION OF RIGHTS ASSIGNMENT. Concurrently with the execution of this Agreement, the Developers shall each execute the Assignment of Rights attached hereto as Exhibit A. Developers' obligations under Section 2.2 of the 1989 Agreement


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

shall pertain to the rights granted Adobe under such Assignment of Rights.  This
Section 10 and Section 2.3 shall survive termination of the 1989 Agreement for any reason.

          11. EFFECT, SIGNATURES. All other terms and conditions of the 1989 Agreement, as amended by Amendment Nos. 1, 2 and 3, will remain in full force and effect. This Agreement and the Assignment of Rights may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          The parties have executed this Agreement effective as of March 31, 1995.



ADOBE:                                       DEVELOPERS:

ADOBE SYSTEMS, INCORPORATED

/s/ David B. Pratt                           /s/ Thomas Knoll
- -----------------------------                -----------------------------
Authorized Signature                         Thomas Knoll

David B. Pratt                                 3/27/95
- -----------------------------                -----------------------------
Printed Name                                 Date

Sr. V.P.
- -----------------------------
Title

        3-31-95                              /s/ John Knoll
- -----------------------------                -----------------------------
           Date                              John Knoll

                                                    3/28/95
                                             -----------------------------
                                             Date


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

                                    EXHIBIT A
                              ASSIGNMENT OF RIGHTS

     For good and valuable consideration which has been received, each of the undersigned sells, assigns and transfers to Adobe Systems Incorporated ("Adobe"), a California corporation, and its successors and assigns, all the right, title and interest of the undersigned, vested and contingent, including, without limitation, patents, copyrights, trade secrets and any other intellectual property rights, in and to the following works (the "Works"), which were or will be created by Thomas Knoll and/or John Knoll (the "Developers"):

     1.  The [                              *                                 ]
[     *     ] as well as all existing and future versions, derivatives,
modifications and enhancements of [     *     ] and all associated
documentation.

     2. Any designs, artwork, software programs, brochures, manuals, products, procedures, drawings, notes, documents, information, materials, discoveries and inventions made, conceived or developed pursuant to that certain Software Development and Acquisition Agreement dated April 18, 1989, between Adobe and the Developers, as amended, (the "Agreement"), or pursuant to any Project Assignments occurring under the Agreement, or pursuant to any past or future Project Assignment, including without limitation, 1995-96 Project Assignments, 1996-97 Project Assignments, or additional Project Assignments as such terms are defined in that certain Consulting Agreement by and between Thomas Knoll and Adobe dated March 31, 1995.

     In addition, the Developers hereby irrevocably transfer and assign to Adobe any and all Moral Rights (as defined below) the Developers may have in or with respect to the Works or any version thereof. To the extent the Developers cannot assign such rights, the Developers hereby waive and agree never to assert such rights against Adobe or any of Adobe's licensees. "Moral Rights" means any right to (i) divulge such Work or any version to the public; (ii) retract such Work or version from the public; (iii) claim authorship of such Work or version;
(iv) object to any distortion, mutilation or other modification of such Work or version, and (v) any and all similar rights, existing under judicial or statutory law or any country or jurisdiction in the world, or under any treaty regardless of whether or not such right is called or generally referred to as a "moral right."

     Executed this 31st day of March, 1995.


                                             /s/ Thomas Knoll
                                             -----------------------------------
                                             Thomas Knoll


                                             /s/ John Knoll
                                             -----------------------------------
                                             John Knoll


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

                              CONSULTING AGREEMENT

          The parties to this agreement (the "Agreement") are Adobe Systems, Incorporated, a California corporation having a place of business at 1585 Charleston Road, Mountain View, California 94039-7900 and its subsidiaries ("Adobe") and Thomas Knoll, a resident of Ann Arbor, Michigan ("Knoll").

                                    RECITALS:

          A. Adobe wishes to continue to engage the services of Knoll as a consultant, and Knoll is willing to continue to provide consulting services to Adobe.

          THEREFORE, for valuable consideration, the parties agree as follows:

                                   AGREEMENT:

          1.   PROJECT ASSIGNMENTS.

          Attached to this Agreement as Exhibit A is a list of Project Assignments to be completed by Knoll on or before March 31, 1996 (the "1995-96 Project Assignments"). Knoll and Adobe shall agree, on or before April 1, 1996, on additional Project Assignments to be completed by Knoll between April 1, 1996 through March 31, 1997 (the "1996-97 Project Assignments"). In addition, Adobe may, but is not required to, propose additional Project Assignments to Knoll to be completed by Knoll on or after April 1, 1997 ("Additional Project Assignments"). If Adobe proposes Additional Project Assignments, Knoll, in his


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

sole and absolute discretion, shall choose whether to accept or reject such Additional Project Assignments.

          2.   PAYMENTS.

          2.1. FIRST PROJECT ASSIGNMENT PAYMENT.  Adobe shall pay Knoll
               [                       *                 ] on or before
               [                       *                 ] if Knoll has timely
               and satisfactorily completed the 1995-96 Project Assignments.

          2.2. SECOND PROJECT ASSIGNMENT PAYMENTS.  Adobe shall pay Knoll
               [                  *              ] on or before [     *        ]
               if Knoll has timely and satisfactorily completed the 1996-97 Project Assignments.

          2.3. ADDITIONAL PROJECT ASSIGNMENT PAYMENT.  Adobe shall pay Knoll
               [               *            ] [       *       ] on or before
               [             *          ] [               *                 ]
               in which Adobe has proposed, and Knoll has accepted, Additional Project Assignments and Knoll has timely and satisfactorily completed all such Additional Project Assignments.

          3. INVENTIONS. All designs, artwork, software programs, brochures, manuals, products, procedures, drawings, notes, documents, information, materials, discoveries and inventions (hereafter "Designs and Inventions") made, conceived or developed by Knoll alone or with others which result from or


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

relate to any Project Assignment, or which Knoll may receive from Adobe while performing the Project Assignments, shall be the sole property of Adobe. Knoll hereby assigns and agrees to assign all his rights, title and interest to all such Designs and Inventions. Knoll agrees (i) to disclose promptly in writing to Adobe all such Designs and Inventions, (ii) that Adobe has a power of attorney to apply for in Knoll's name, and to execute any applications and/or assignments reasonably necessary to obtain any patent, copyright, trademark or other statutory protection for such Designs and Inventions in Adobe's name as Adobe deems appropriate. These obligations to disclose, assist, and execute shall survive termination of this Agreement.

          4.   PROPRIETARY INFORMATION; NONDISCLOSURE

               (a) CONFIDENTIAL INFORMATION DEFINED. Knoll acknowledges that, in the course of his performance under this Agreement, he shall obtain certain information relating to Adobe's business which is confidential and proprietary information of Adobe and is not generally known to the public, including without limitation technical and business information relating to Adobe's technology, products, research and development, production, manufacturing and engineering processes, computer software, business plans, finances, customers and employees ("Confidential Information"). Knoll agrees that he will not use any Confidential Information of Adobe except in accordance with the provisions of this


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Agreement and will not disclose any such Confidential Information to any third party. This Section 4 shall survive any termination of this Agreement.

          (b) EXCEPTION. Notwithstanding the other provisions of this Agreement, information shall not be deemed Confidential Information, and Knoll shall have no confidentiality obligation with respect to any information, other
than [     *     ] or Designs and Inventions created for Adobe by Knoll under
Project Assignments or otherwise, and any associated documentation, which
(a) was in Knoll's possession or was known by Knoll prior to his receipt from Adobe, (b) is or becomes publicly known through no act or omission of Knoll,
(c) is received by Knoll without restriction on disclosure from a third party who disclosed the information without violating any confidentiality restriction,
(d) is independently developed by Knoll without reference to the Confidential Information and without violation of any confidentiality restriction or covenant not to compete, or (e) is divulged by Knoll pursuant to statute, regulation, or the order of a court of competent jurisdiction, provided Knoll previously notifies Adobe to take appropriate protective measures.

          5.   SOURCE CODE LICENSE

               (a)  LIMITED LICENSE TO USE ADOBE SOURCE CODE.  Adobe hereby
grants to Knoll a [          *          ] license, during the term of this
Agreement and subject to his compliance with Section (b) below and other terms of this


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Agreement, to use the source code of [     *     ] in Knoll's possession or any
other source code owned by Adobe or provided by Adobe to Knoll, (the "Source") at the facilities listed in EXHIBIT B ("Development Site") for the sole purpose of performing Project Assignments under this Agreement.

          (b) SECURITY. Knoll agrees that he will not (i) disclose the Source, any portion of the Source, or any source code containing any portion of the Source to third parties, (ii) reproduce the Source, or any portion of the Source in any form or medium, except as necessary for the purpose specified in Section
(a) above and for archival storage, or (iii) use the Source for any purpose not specifically authorized by this Agreement. Knoll agrees to keep the Source on secure computer(s) with password access only by Knoll. Knoll acknowledges that the Source shall be and remain the property of Adobe and shall be considered Adobe's Confidential Information under Section 4 of this Agreement. Knoll shall return or destroy all copies of any Source in his possession promptly upon the earlier of Adobe's request or upon termination of this Agreement, and shall, upon Adobe's request, certify to Adobe the fact of such return or destruction.

          6. RELATIONSHIP OF THE PARTIES. Each party will perform its obligations as an independent contractor and will be solely responsible for its own financial obligations. This Agreement will not create a joint venture, partnership, or principal and agent relationship between the parties. Neither


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

party will have the authority or will represent that it has the authority or will represent that it has the authority to assume or create any obligation, express or implied, on behalf of the other, except as expressly provided herein.

          7. GOVERNING LAW; MODIFICATION; NON-ASSIGNABLE. This Agreement (a) shall be governed by and construed in accordance with the laws of the State of Michigan, without giving effect to the principles of conflict of laws, (b) may be modified or amended only by a written agreement executed by an authorized representative of Adobe and Knoll, and (c) may not be assigned by either party without the prior written consent of the other party, except that Adobe may assign its rights or obligations under this Agreement in connection with a merger, sale of all or substantially all of its assets, or other corporate reorganization, or in connection with the sale or substantially exclusive
licensing of [        *        ] Derived Products.

          8. INJUNCTIVE RELIEF. It is understood and agreed that notwithstanding any other provisions of this Agreement, a breach by Knoll of
Section 4 or 5 of this Agreement will cause Adobe irreparable damage for which recovery of money damages would be inadequate, and that Adobe shall therefore be entitled to obtain timely injunctive reflect to protect Adobe's rights under this Agreement in addition to any and all remedies available at Law.

          9.   MISCELLANEOUS.


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

          (a) WAIVER. The failure of either party to require performance by the other party of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself.

          (b) SEVERABILITY. In the event that any provision of this Agreement shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render this Agreement unenforceable, or invalid as a whole, and, in such event, any such provisions shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or intended provision within the limits of applicable law or applicable court decisions.

          (c) ATTORNEYS' FEES. In the event any proceeding or lawsuit is brought by Adobe or Knoll in connection with this Agreement, the prevailing party in such proceeding shall be entitled to receive its costs, expert witness fees, and reasonable attorneys fees, including costs and fees on appeal.

          (d) HEADINGS. The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such section or in any way affect such section.


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

          (e) ENTIRE AGREEMENT. This Agreement completely and exclusively states the agreement of all parties regarding its subject matter. It supersedes, and its terms govern, all prior proposals, agreements or other communications between the parties, oral or written, regarding such subject matter. This Agreement shall not be modified except by a subsequently dated written amendment or appendix signed on behalf of Adobe and Knoll by their duly authorized representative.

          (f) CONFIDENTIALITY OF AGREEMENT. Neither party will disclose any terms of this Agreement except pursuant to a mutually agreeable press release or as otherwise required by law.

          (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.

  The parties have executed this Agreement effective as of March 31, 1995.



ADOBE SYSTEMS, INCORPORATED


 /s/ David B. Pratt                           /s/ Thomas Knoll
- -----------------------------------          -----------------------------------
Authorized Signature                         Thomas Knoll


 David B. Pratt                               3/27/95
- -----------------------------------          -----------------------------------
Printed Name                                 Date



 Sr. V.P.
- -----------------------------------
Title



 3/31/95
- -----------------------------------
Date


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

                                                                       EXHIBIT A



                       1995-96 LIST OF PROJECT ASSIGNMENTS


Thomas Knoll will work on a full-time basis on features for the next revision of
[     *     ]  The exact set of features that Thomas Knoll will work on will be determined by Adobe engineering management.

The first feature assigned to Thomas Knoll is to design and implement, with the
assistance of Douglas Olson [               *               ] [        *      ],
and implement a sufficient number of [   *   ] functions to test the
architecture and verify its completeness and performance.


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

                                                                      EXHIBIT B


                              DEVELOPMENT SITES


1.    415 Columbus Drive
      Ann Arbor, Michigan  48103

2.    495 Woodgrove
      Ann Arbor, Michigan  48103

3.    390 Meadow Creek
      Ann Arbor, Michigan  48105

                             COVENANT NOT TO COMPETE

          The parties to this agreement (the "Agreement") are Adobe Systems, Incorporated, a California corporation having a place of business at 1585 Charleston Road, Mountain View, California 94039-7900 and its subsidiaries ("Adobe") and Thomas Knoll, a resident of Ann Arbor, Michigan ("Knoll").

                                    RECITALS:

          A. The parties have entered into an Agreement to Sell Rights Under Software Development and Acquisition Agreement and a separate Consulting Agreement.

          B. Adobe wishes to restrict the ability of Knoll to compete with respect to the subject matter described in this Agreement.

          THEREFORE, for valuable consideration, the parties agree as follows:

                                   AGREEMENT:

          1.   COVENANT NOT TO COMPETE.


          1.1  NO DEVELOPMENT OF PRODUCTS WHICH COMPETE WITH [   *   ] RELATED
               PRODUCTS.  From the effective date of this Agreement until
               [     *     ] Knoll may not, whether for himself or a third
               party, develop or participate in the development of any software
               product which competes with [   *   ]


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

               [        *        ] as it exists on or before the termination of
               this Agreement or any version of [ * ] proposed or planned as of the termination of this Agreement, or which competes with any Adobe product which exists, is proposed, or planned on or before the termination of this Agreement and which is or will be derived in whole or in part from [ * ] or any [ * ] technology or
               software ([   *   ] Related Products").

          1.2  NO DEVELOPMENT OF [     *     ] SOFTWARE.  From the effective
               date of this Agreement until [     *     ] Knoll may not, whether
               for himself or a third party, develop or participate in the development of any image processing software. Knoll may request from time to time that Adobe waive the restrictions set forth in this Section 1.2 with respect to a specific image processing software product, and Adobe agrees that it will discuss such request with Knoll, but it shall be at Adobe's sole and absolute discretion as to whether it shall grant such request.

          1.3 NO DEVELOPMENT OF PRODUCTS WHICH COMPETE WITH ADOBE PRODUCTS. From the effective date of this Agreement until April 1, 2002, Knoll may not, whether for himself or a third party, develop or


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

               participate in the development of any software product which competes with any Adobe product which exists on or before the
               termination of this Agreement other than [   *   ] or [   *   ]-
               Related Products (which are separately addressed above in Section 1.1) or any Adobe product proposed or planned as of the termination of this Agreement.

          1.4 NON-COMPETING PRODUCTS. Adobe acknowledges that during and after the term of this Agreement, Knoll may independently develop software products other than those described in Sections 1.1, 1.2 and 1.3.

          1.5 SALE OF BUSINESS. Knoll acknowledges and agrees that he has entered into this Covenant Not To Compete in conjunction with the Agreement to Sell Rights Under Software Development and Acquisition Agreement and that the payments to him under that agreement represent payments for the sale of his software
               development business related to [     *     ]

          2. PAYMENTS. Adobe will pay Knoll the following amount on the date specified:


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

                             Payment Date     Amount
                             ------------     ------
                             [    *     ]     [  *  ]

          3.   TERM.  This Agreement shall terminate on April 1, 2007.

          4. GOVERNING LAW; MODIFICATION; NON-ASSIGNABLE. This Agreement (a) shall be governed by and construed in accordance with the laws of the State of Michigan, without giving effect to the principles of conflict of laws, (b) may be modified or amended only by a written agreement executed by an authorized representative of Adobe and Knoll, and (c) may not be assigned by either party without the prior written consent of the other party, except that Adobe may assign its rights or obligations under this Agreement in connection with a merger, sale of all or substantially all of its assets, or other corporate reorganization, or in connection with the sale or substantially exclusive
licensing of [   *   ] or [   *   ] Derived Products.

          5.   MISCELLANEOUS.

               (a) WAIVER. The failure of either party to require performance by the other party of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself.


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

               (b) SEVERABILITY. In the event that any provision of this Agreement shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render this Agreement unenforceable, or invalid as a whole and, in such event, any such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or intended provision within the limits of applicable law or applicable court decisions.

               (c) INJUNCTIVE RELIEF. It is understood and agreed that notwithstanding any other provisions of this Agreement, a breach by Knoll of this Agreement will cause Adobe irreparable damage for which recovery of money damages would be inadequate, and that Adobe shall therefore be entitled to obtain timely injunctive reflect to protect Adobe's rights under this Agreement in addition to any and all remedies available at law.

               (d) ATTORNEYS' FEES. In the event any proceeding or lawsuit is brought by Adobe or Knoll in connection with this Agreement, the prevailing party in such proceeding shall be entitled to receive its costs, expert witness fees, and reasonable attorneys fees, including costs and fees on appeal.

               (e) HEADINGS. The section headings appearing in this Agreement are inserted only as a matter of convenience and


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

in no way define, limit, construe or describe the scope or extent of such section or in any way affect such section.

               (f) ENTIRE AGREEMENT. This Agreement completely and exclusively states the agreement of all parties regarding its subject matter. It supersedes, and its terms govern, all prior proposals, agreements or other communications between the parties, oral or written, regarding such subject matter. This Agreement shall not be modified except by a subsequently dated written amendment or appendix signed on behalf of Adobe and Knoll by their duly authorized representative.

               (g) CONFIDENTIALITY OF AGREEMENT. Neither party will disclose any terms of this Agreement except pursuant to a mutually agreeable press release or as otherwise required by law.

               (h) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

          The parties have entered into this Agreement effective as of March 31, 1995.



ADOBE SYSTEMS, INCORPORATED



 /s/ David B. Pratt                           /s/ Thomas Knoll
- -----------------------------------          -----------------------------------
Authorized Signature                         Thomas Knoll



 David B. Pratt                               3/27/95
- -----------------------------------          -----------------------------------
Printed Name                                 Date



 Sr. V.P.
- -----------------------------------
Title



 3/31/95
- -----------------------------------
Date


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

                             COVENANT NOT TO COMPETE

          The parties to this agreement (the "Agreement") are Adobe Systems, Incorporated, a California corporation having a place of business at 1585 Charleston Road, Mountain View, California 94039-7900 and its subsidiaries ("Adobe") and John Knoll, a resident of San Rafael, California ("Knoll").

                                    RECITALS:

          A. The parties have entered into an Agreement to Sell Rights Under Software Development and Acquisition Agreement.

          B. Adobe wishes to restrict the ability of Knoll to compete with respect to the subject matter described in this Agreement.

          THEREFORE, for valuable consideration, the parties agree as follows:

                                   AGREEMENT:

          1.   COVENANT NOT TO COMPETE.

          1.1  NO DEVELOPMENT OF PRODUCTS WHICH COMPETE WITH [   *   ] RELATED
               PRODUCTS.  From the effective date of this Agreement until
               [     *     ] Knoll may not, whether for himself or a third
               party, develop or participate in the development of any software
               product which competes with [   *   ]


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

               [        *        ] as it exists on or before April 1, 1995 or
               any version of [ * ] proposed or planned as of April 1, 1995, or which competes with any Adobe product which exists, is proposed, or planned on or before April 1, 1995 and which is or
               will be derived in whole or in part from [   *   ] or any
               [   *   ] technology or software [   *   ]-Related Products").

          1.2 NO DEVELOPMENT OF PRODUCTS WHICH COMPETE WITH ADOBE PRODUCTS. From the effective date of this Agreement until April 1, 2002, Knoll may not, whether for himself or a third party, develop or participate in the development of any software product which competes with any Adobe product which exists on or before April
               1, 1995 other than [   *   ] or [   *   ]-Related Products (which
               are separately addressed above in Section 1.1) or any Adobe product proposed or planned as of April 1, 1995.

          1.3 NON-COMPETING PRODUCTS. Adobe acknowledges that during and after the term of this Agreement, Knoll may independently develop software products other than those described in Sections 1.1 and 1.2.


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

          1.4 SALE OF BUSINESS. Knoll acknowledges and agrees that he has entered into this Covenant Not To Compete in conjunction with the Agreement to Sell Rights Under Software Development and Acquisition Agreement and that the payments to him under that agreement represent payments for the sale of his software
               development business related to [     *     ]

          2. PAYMENTS. Adobe will pay Knoll the following amount on the date specified:

                             Payment Date     Amount
                             ------------     ------
                             [    *     ]     [  *  ]

          3.   PROPRIETARY INFORMATION; NONDISCLOSURE.

               (a) CONFIDENTIAL INFORMATION DEFINED. Knoll acknowledges that from time to time, he may obtain certain information relating to Adobe's business which is confidential and proprietary information of Adobe and is not generally known to the public, including without limitation technical and business information relating to Adobe's technology, products, research and development, production, manufacturing and engineering processes, computer software, business plans, finances, customers and employees ("Confidential Information"). Knoll agrees that he will not use any Confidential Information of Adobe for any purpose and will not


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

disclose any such Confidential Information to any third party. This Section 3 shall survive any termination of this Agreement.

               (b) EXCEPTION. Notwithstanding the other provisions of this Agreement, information shall not be deemed Confidential Information, and Knoll shall have no confidentiality obligation with respect to any information, other
than [     *     ] or inventions, technology, materials, or information
previously created for Adobe by Knoll which (a) was in Knoll's possession or was known by Knoll prior to his receipt from Adobe, (b) is or becomes publicly known through no act or omission of Knoll, (c) is received by Knoll without restriction on disclosure from a third party who disclosed the information without violating any confidentiality restriction, (d) is independently developed by Knoll without reference to the Confidential Information and without violation of any confidentiality restriction or covenant not to compete; or (e) is divulged by Knoll pursuant to statute, regulation, or the order of a court of competent jurisdiction, provided Knoll previously notifies Adobe to take appropriate protective measures.

          4.   TERM.  This Agreement shall terminate on April 1, 2007.

          5.   GOVERNING LAW; MODIFICATION; NON-ASSIGNABLE.  This Agreement
(a) shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the principles of conflict of laws,
(b) may be


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

modified or amended only by a written agreement executed by an authorized representative of Adobe and Knoll, and (c) may not be assigned by either party without the prior written consent of the other party, except that Adobe may assign its rights or obligations under this Agreement in connection with a merger, sale of all or substantially all of its assets, or other corporate reorganization, or in connection with the sale or substantially exclusive
licensing of [   *   ] or [   *   ] Derived Products.

          6.   MISCELLANEOUS.

               (a) WAIVER. The failure of either party to require performance by the other party of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself.

               (b) SEVERABILITY. In the event that any provision of this Agreement shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render this Agreement unenforceable, or invalid as a whole, and, in such event, any such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or intended provision within the limits of applicable law or applicable court decisions.


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

               (c) INJUNCTIVE RELIEF. It is understood and agreed that notwithstanding any other provisions of this Agreement, a breach by Knoll of this Agreement will cause Adobe irreparable damage for which recovery or money damages would be inadequate, and that Adobe shall therefore be entitled to obtain timely injunctive reflect to protect Adobe's rights under this Agreement in addition to any and all remedies available at law.

               (d) ATTORNEYS' FEES. In the event any proceeding or lawsuit is brought by Adobe or Knoll in connection with this Agreement, the prevailing party in such proceeding shall be entitled to receive its costs, expert witness fees, and reasonable attorneys fees, including costs and fees on appeal.

               (e) HEADINGS. The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such section or in any way affect such section.

               (f) ENTIRE AGREEMENT. This Agreement completely and exclusively states the agreement of all parties regarding its subject matter. It supersedes, and its terms govern, all prior proposals, agreements or other communications between the parties, oral or written, regarding such subject matter. This Agreement shall not be modified except by a subsequently dated written amendment or appendix signed on behalf of Adobe and Knoll by their duly authorized representative.


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

               (g) CONFIDENTIALITY OF AGREEMENT. Neither party will disclose any terms of this Agreement except pursuant to a mutually agreeable press release or as otherwise required by law.

               (h) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.

          The parties have entered into this Agreement effective as of March 31, 1995.



ADOBE SYSTEMS, INCORPORATED



 /s/ David B. Pratt                           /s/ John Knoll
- -----------------------------------          -----------------------------------
Authorized Signature                         John Knoll



 David B. Pratt                               3/28/95
- -----------------------------------          -----------------------------------
Printed Name                                 Date



 Sr. V.P.
- -----------------------------------
Title



 3/31/95
- -----------------------------------
Date


SEG. 3486


* Certain confidential material contained in this document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of th